UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material Pursuant to §240.14a-12

Mattel, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 16, 2014. MATTEL, INC. MATTEL, INC. 333 CONTINENTAL BLVD. EL SEGUNDO, CA 90245-5012 Meeting Information Meeting Type: Annual Meeting For holders as of: March 21, 2014 Date: May 16, 2014 Time: 9:00 a.m. Location: Westin Los Angeles Airport 5400 Century Boulevard Los Angeles, CA 90045 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See proxy the materials reverse and side voting of this instructions notice to obtain. M70020-P46596 MATTEL,

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT ADMISSION POLICY How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 4, 2014 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Mattel stockholder meetings have attendance requirements including, but not limited to, proof of stock ownership and appropriate photo identification at the meeting. Please check the proxy materials, in particular, the Admission Policy, for more detailed information. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. M70021-P46596

Voting Items The “FOR” Board all nominees of Directors listed. recommends a vote 1. Election of Directors. Nominees: 1a. Michael J. Dolan 1b. Trevor A. Edwards 1c. Dr. Frances D. Fergusson 1d. Dominic Ng 1e. Vasant M. Prabhu 1f. Dr. Andrea L. Rich 1g. Dean A. Scarborough 1h. Christopher A. Sinclair 1i. Bryan G. Stockton 1j. Dirk Van de Put 1k. Kathy White Loyd The Board of Directors recommends a vote “FOR” Proposal 2. 2. Advisory vote to approve named executive officer compensation, as described in the Mattel, Inc. Proxy Statement. The Board of Directors recommends a vote “FOR” Proposal 3. 3. Ratification of the selection of PricewaterhouseCoopers LLP as Mattel, Inc.’s independent registered public accounting firm for the year ending December 31, 2014. The Proposal Board 4. of Directors recommends a vote “AGAINST” 4. Stockholder proposal regarding an independent Board Chairman. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. M70022-P46596

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